UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2016

Commission file number: 0-22773

NETSOL TECHNOLOGIES, INC.

(Exact name of small business issuer as specified in its charter)

NEVADA	95-4627685
(State or other Jurisdiction of	(I.R.S. Employer NO.)
Incorporation or Organization)

24025 Park Sorrento, Suite 410, Calabasas, CA 91302

(Address of principal executive offices) (Zip Code)

(818) 222-9195 / (818) 222-9197

(Issuer’s telephone/facsimile numbers, including area code)

Item 2.02 Results of Operations and Financial Condition.

On October 31, 2016, NetSol Technologies, Inc.’s Pakistani subsidiary, NetSol Technologies, Ltd. posted the results of operations and financial conditions for quarter ended September 30, 2016. The results are posted on the Pakistan Stock Exchange. These results represent only the results of one subsidiary of NetSol Technologies, Inc. and are not representative of the results of the NetSol Technologies, Inc. on a consolidated basis.

The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document field under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Exhibits

99.1 Earnings Announcement for October 31, 2016, for NetSol Technologies Ltd.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NETSOL TECHNOLOGIES, INC.

Date: October 31, 2016	/s/ Najeeb Ghauri
NAJEEB GHAURI
Chief Executive Officer

Date: October 31, 2016	/s/ Roger Almond
ROGER ALMOND
Chief Financial Officer